UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 10, 2012, the U.S. Court of Appeals for the Federal Circuit issued an order denying a combined petition for panel and en banc rehearing filed by Par Pharmaceutical, Inc. (“Par”) with respect to the decision issued by the Federal Circuit on September 4, 2012. That decision, by a panel of three Federal Circuit judges, reversed a lower court decision of invalidity involving certain asserted patent claims of U.S. Patent numbers 6,780,882 and 7,399,772, covering Zegerid® Capsules and Zegerid Powder for Oral Suspension. Denial of Par’s petition means that the September 4th panel decision is the final decision of the Federal Circuit. Although Par may pursue an appeal to the U.S. Supreme Court, Santarus does not believe that Par has a meritorious basis upon which to further dispute infringement or validity.

Even in the event that Par pursues an appeal to the U.S. Supreme Court, Santarus expects the Federal Circuit to issue its mandate in the near future, the effect of which will be to remand the case to the District Court for further proceedings pertaining to damages. Santarus cannot be certain of the timing or outcome of any damages proceedings.

Forward-Looking Statements

Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: Santarus’ ability to recover damages from Par in a timely manner or at all; the difficulty in predicting the timing and outcome of the further District Court proceedings and whether Par raises any further challenges concerning infringement or validity through an appeal to the U.S. Supreme Court or otherwise; the impact of the Federal Circuit decision on the additional pending patent litigation relating to Zegerid and Zegerid OTC®; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: December 10, 2012	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and CEO